EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I Ronald Pipoly, Chief Financial Officer (Principal Financial and Accounting Officer) of AmTrust Financial Services, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.	The Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2009 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 5, 2010	By: /s/ Ronald Pipoly Ronald Pipoly Chief Financial Officer (Principal Financial and Accounting Officer)